Events After Reporting Period	12 Months Ended
Dec. 31, 2023
Events After Reporting Period
Events After Reporting Period

Note 29

Events After Reporting Period

Increased funding commitment

On 7 February 2024, the Group has secured additional capital, increasing the Holdco Facility from EUR 50 million to EUR 80 million. The purpose of the Holdco Facility is, among others, partial funding of the wind installation activities of the Group and general corporate purposes.

Private placement

The Company conducted a successful private placement, which was completed on 15 February 2024, resulting in the issuance of 39.5 million shares at a price of NOK 44.50 per share. Overall, the Company raised approximately EUR 154 million (USD 166 million) before transaction costs. The proceeds from the private placement will fund two main objectives. Firstly, they will fully finance the equity portion of Cadeler’s planned third A-Class Wind Foundation Installation Vessel newbuild, accounting for approximately 35% of its total expected vessel cost. Secondly, the funds will be allocated towards acquiring mission equipment and building working capital. This will enable Cadeler to capitalise on selected near-term commercial opportunities, including utilising turbine installation vessels for T&I foundation scopes, accelerating the realisation of commercial synergies, and seizing other opportunities resulting from supply chain bottlenecks and project delays in the coming years.

Increased funding utilisation

On 22 March 2024, the Group utilised EUR 50 million of the EUR 100 million term loan available from the New Debt Facility, as the Wind Orca main crane upgrade nears completion. Additionally, the Group is in the process of requesting the utilisation of the remaining EUR 50 million. This utilisation is related to the Wind Osprey main crane upgrade, also in its final stages.